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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2008


                          Jos. A. Bank Clothiers, Inc.
             (Exact name of registrant as specified in its charter)



    Delaware                   0-23874                     36-3189198
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)              Identification No.)
 incorporation)


           500 Hanover Pike                                   21074
          Hampstead, Maryland
(Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code (410) 239-2700

         (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 15, 2008, JoS. A. Bank Clothiers, Inc. (the "Company") conducted a conference call (the "Conference Call") to discuss, among other things, certain results of operations for the fiscal year ended February 2, 2008. A transcript of the Conference Call is attached as Exhibit 99.1.

This information, including the Exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number              Description
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99.1                Conference Call transcript dated April 15, 2008






                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JoS. A. Bank Clothiers, Inc.
                                           (Registrant)

                                           By:   /s/ Robert N. Wildrick
                                           ----------------------------
                                           Robert N. Wildrick
                                           Executive Chairman, Chief Executive
                                           Officer and Director



Dated:  April 18, 2008



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EXHIBIT INDEX


Exhibit
Number              Description
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99.1                Conference Call transcript dated April 15, 2008



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